NOTE PURCHASE AND SALE AGREEMENT

This Note Purchase and Sale Agreement (the "**Agreement**") is executed to be effective as of the 24th day of October, 2016 by and between Ammo, Inc., a Delaware corporation ("**Buyer**"), and WESTERN ALLIANCE BANK, an Arizona corporation ("**Seller**"), with reference to the following:

A. Advanced Tactical Armament Concepts, L.L.C. a Nevada limited liability company ("**Borrower**") previously entered into that certain Business Loan Agreement dated October 10, 2014, as amended by that Loan Modification and Forbearance Agreement dated as of May 13, 2016 (the "**Modification Agreement**")(as so amended, supplemented or otherwise modified from time to time, the "**Loan Agreement**").

B. In connection with the Loan Agreement, Borrower executed that certain Promissory Note dated as of May 9, 2014 in the original maximum principal amount of $1,750,000.00 (and subsequently increased to $1,910,993.40), as modified by those certain Change in Terms Agreements dated October 10, 2014, October 7, 2015, and October 30, 2015, and as modified by the Modification Agreement (as amended from time to time, the "**Note**"). The loan evidenced by the Note is referred to herein as the "**Loan**".

C. In connection with the Loan, the following documents were also executed and/or delivered: (i) a Commercial Security Agreement executed by Borrower, as Grantor, in favor of Lender, dated May 9, 2014 (the "**First Security Agreement**"); (ii) a Commercial Security Agreement executed by Borrower, as Grantor, in favor of Lender, dated October 10, 2014 (the "**Second Security Agreement**"); and (iii) a UCC Financing Statement naming Borrower as debtor and Lender as secured party, filed May 15, 2014, in File No. 2014012179-2 in the office of the Nevada Secretary of State (the "**Loan Financing Statement**"). The First Security Agreement, the Second Security Agreement, and the Loan Financing Statement are collectively referred to as, the "**Loan Security Documents**". The collateral described within the Loan Security Documents is collectively referred to as, the "**Loan Collateral**".

D. The Loan is guaranteed by Jeffrey J. Antich, a married man, and Rymo Investment Holdings, L.L.C. a Nevada limited liability company (jointly, severally, and collectively called "**Loan Guarantor**") pursuant to: (i) a Commercial Guaranty dated May 9, 2014 and executed by Jeffrey J. Antich; (ii) a Commercial Guaranty dated October 10, 2014 and executed by Jeffrey J. Antich; (iii) a Commercial Guaranty dated March 4, 2013 and executed by Jeffrey J. Antich; and (iv) a Commercial Guaranty dated March 4, 2013 and executed by Rymo Investment Holdings, L.L.C. a Nevada limited liability company (collectively, the "**Loan Guaranties**").

E. Seller and Borrower are also parties to that Master Lease Agreement dated as of September 29, 2014, along with all schedules and attachments thereto (the "**Master Lease Agreement**"), by and between Seller, as lessor (as assignee of Western Alliance Equipment Finance, Inc., an Arizona corporation), and Borrower, as lessee (the "**Lease**").

F. In connection with the Lease, the following documents were also executed and/or delivered: (i) a UCC financing statement naming Borrower as debtor and Lender as secured party, filed October 10, 2014, in File No. 2014026245-9 in the office of the Nevada Secretary of State (the "**Lease Financing Statement**"). The Master Lease Agreement and the Lease Financing Statement are collectively referred to as, the "**Lease Security Documents**". The collateral described within the Lease Security Documents is collectively referred to as, the "**Lease Collateral**". The Loan Collateral and the Lease Collateral are collectively referred to as the "**Collateral**".

G. The Lease is guaranteed by: (i) the Loan Guaranties; and (ii) Jeffrey J. Antich (the "**Lease Guarantor**") pursuant to that Personal Guaranty dated September 29, 2014 for the benefit of Lender (collectively, the "**Lease Guaranties**").

H. Buyer wishes to purchase: (i) the Loan Agreement, the Note, the Loan Security Documents, the Loan Guaranties and the other loan documents listed on Schedule 1 hereto (collectively, with the Loan Agreement, the Note, the Loan Security Documents and the Loan Guaranties, the "**Loan Documents**"); and (ii) the Master Lease Agreement, the Lease Security Documents, and the Lease Guaranties (collectively, the "**Lease Documents**") from Seller and Seller wishes to sell the Loan Documents and the Lease Documents to Buyer upon the terms set forth herein.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1. Subject to and upon the terms and provisions of this Agreement, Seller agrees to sell, assign and transfer to Buyer, without recourse, warranty or retained liability of any kind, and Buyer agrees to purchase from Seller on November 30, 2016 (the "**Closing Date**") all of Seller's right, title and interest in and to the Loan, the Loan Documents, the Lease, and the Lease Documents together with all of Seller's rights relating to the Loan and the Lease and all collateral related to the Loan and the Lease as described in the Loan Documents and the Lease Documents and all of Seller's duties, liabilities and obligations under the Loan Documents and the Lease Documents. Buyer hereby agrees, for its own account and risk, to accept the assignment of the Loan, the Loan Documents, the Lease, and the Lease Documents and to assume, comply with and perform as of and after the Closing Date, all of Seller's duties, liabilities, obligations and responsibilities of every type or nature whatsoever and howsoever arising under or as a result of the Loan, the Loan Documents, the Lease, and the Lease Documents. This assignment of the Loan Documents and Lease Documents to Buyer upon the Closing Date is made without recourse to Seller. The consummation of the sale contemplated hereby shall be referred to herein as the "**Closing**".

2. If, and only if, Buyer shall unconditionally and irrevocably tender to Seller, (a) on or before 2:00 p.m., Phoenix Arizona time on October 24, 2016: (i) a nonrefundable deposit in the amount of $100,000.00 in immediately available funds to be placed on deposit with Seller or wired to Seller, which amount shall become the property of the Seller immediately upon delivery and shall be nonrefundable to Buyer (the "**First Deposit**"); (ii) two (2) counterpart originals of this Agreement and the Assignment and Assumption Agreement attached as Exhibit B, duly executed by Buyer; (iii) the Borrower and Guarantor Release, attached hereto as Exhibit C, duly executed by Borrower and Guarantor; (iv) the organizational documents of Buyer, along with evidence of Buyer's authority to consummate the transaction contemplated hereby, reasonably satisfactory to Seller; and (v) the executed Second Loan Modification and Forbearance Agreement between Seller, Borrower, Loan Guarantor, and Lease Guarantor (the "**Second Loan Modification Agreement**"), along with evidence reasonably satisfactory to Seller of satisfaction of all closing conditions set forth therein, and (b) on or before 2:00 p.m., Phoenix Arizona time on the Closing Date: (i) $1,450,000.00, representing the balance of the total purchase price of $1,550,000.00 (the "**Purchase Price**") due after application of the First Deposit, in immediately available funds to be placed on deposit with Seller or wired to Seller (collectively, the "**Buyer Deliverables**"), and if and only if no default has occurred under the Second Loan Modification Agreement, then Seller shall deliver the following items to Buyer:

(a) the original Note, together with an Allonge in the form attached hereto as Exhibit A, duly executed and endorsed by Seller to the order of Buyer;

(b) originals, or copies if originals are not readily available, of the other Loan Documents and the Lease Documents; and

(c) an Assignment and Assumption Agreement in the form attached hereto as Exhibit B duly executed by Seller.

Notwithstanding the foregoing, Buyer shall have the one-time option to extend the Closing Date from November 30, 2016 until December 30, 2016 upon payment to Seller, on or prior to 2:00 p.m. Phoenix Arizona time on November 30, 2016, of an additional nonrefundable deposit in the amount of $100,000.00 in immediately available funds to be placed on deposit with Seller or wired to Seller, which amount shall become the property of the Seller immediately upon delivery and shall be nonrefundable to Buyer (the "**Second Deposit**"). If Buyer exercises this option and makes timely payment to Seller of the Second Deposit, then the Closing Date shall automatically be extended to December 30, 2016, and Buyer shall unconditionally and irrevocably tender to Seller on or before 2:00 p.m., Phoenix Arizona time on December 30, 2016 the amount of $1,350,000.00, representing the balance of the Purchase Price due after application of the First Deposit and the Second Deposit.

3. Buyer hereby acknowledges that the Loan and Lease are currently in default, and the entire Loan and Lease are therefore currently due and payable to Seller.

4. BUYER FURTHER ACKNOWLEDGES AND AGREES, AND SPECIFICALLY ACKNOWLEDGES SELLER'S EXPRESS RELIANCE HEREON, THAT EXCEPT AS SET FORTH HEREIN IN SECTION 8, BELOW, (A) SELLER HAS MADE NO WARRANTIES OR REPRESENTATIONS OF ANY TYPE OR NATURE TO BUYER OR ANY AGENT OF BUYER, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OR REPRESENTATIONS WITH RESPECT TO: (I) THE COLLATERAL OR THE CONDITION OR VALUE OF THE COLLATERAL; (II) THE NOTE, THE LOAN, THE LEASE, OR ANY OR ALL OF THE SECURITY THEREFOR; (III) ANY OF THE OTHER LOAN DOCUMENTS, LEASE DOCUMENTS, OR INSTRUMENTS RELATING TO OR SECURING THE NOTE OR THE LEASE; (IV) THE COLLECTABILITY OR ENFORCEABILITY OF THE OBLIGATIONS EVIDENCED BY THE NOTE, THE MASTER LEASE AGREEMENT, AND THE OTHER LOAN DOCUMENTS AND LEASE DOCUMENTS; OR (V) THE BORROWER, THE LOAN GUARANTOR, THE LEASE GUARANTOR, OR THE FINANCIAL CONDITION OR CREDITWORTHINESS OF BORROWER, THE LOAN GUARANTOR, OR THE LEASE GUARANTOR; (B) BUYER HAS CONDUCTED AND WILL CONTINUE TO CONDUCT ITS OWN EXAMINATION AND INVESTIGATION OF THE COLLATERAL AND THE CONDITION OF THE COLLATERAL, THE NOTE AND THE OTHER LOAN DOCUMENTS, THE MASTER LEASE AGREEMENT AND THE OTHER LEASE DOCUMENTS, AND BUYER IS NOT RELYING AND WILL NOT RELY UPON SELLER IN ANY MANNER OR TO ANY EXTENT WITH RESPECT TO BUYER'S PURCHASE OF THE NOTE AND THE OTHER LOAN DOCUMENTS OR THE MASTER LEASE AGREEMENT AND THE OTHER LEASE DOCUMENTS; AND (C) SELLER'S SALE OF THE NOTE AND OTHER LOAN DOCUMENTS, AND THE MASTER LEASE AGREEMENT AND OTHER LEASE DOCUMENTS, TO BUYER IS AND SHALL BE WITHOUT RECOURSE TO SELLER AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED. BUYER SHALL RELY EXCLUSIVELY UPON ITS OWN ATTORNEYS, ACCOUNTANTS, CONSULTANTS, AND OTHER PROFESSIONS FOR ANY LEGAL, TAX, COLLATERAL CONDITION, DUE DILIGENCE OR OTHER EXPERT

ADVICE. BUYER IS PURCHASING THE LOAN AND THE LOAN DOCUMENTS AND THE LEASE AND THE LEASE DOCUMENTS IN "AS IS CONDITION, ON A WHERE IS BASIS, WITH ALL FAULTS."

____
(Buyer's Initials)

5. Buyer acknowledges and agrees that Seller remains the owner of the Loan, the Loan Documents, the Lease, and the Lease Documents until Buyer has satisfied all terms and conditions under this Agreement, including without limitation, the payment in full to Seller of the Purchase Price and the delivery of Buyer Deliverables on or prior to the Closing Date.

6. Buyer acknowledges that all risk of loss in connection with the Loan, the Loan Documents, the Lease, and the Lease Documents shall be borne by Buyer upon Closing including, without limitation, any casualty involving the Collateral, provided, that any casualty insurance proceeds paid to Seller on account of a loss which occurs after the Closing Date shall be assigned to Buyer and forwarded to Buyer immediately upon receipt thereof by Seller.

7. If Borrower or any Loan Guarantor or Lease Guarantor maintains deposit accounts with Seller, notwithstanding the inclusion of such accounts generally in any security agreement related to the Loan or the Lease, nothing in this Agreement shall be construed to include such accounts, nor any funds therein, as collateral for or part of the Loan or the Lease conveyed hereunder.

8. Seller hereby represents and warrants to Buyer that:

(a) Seller is currently the owner of the Loan, the Loan Documents, the Lease, and the Lease Documents;

(b) Seller has or has obtained all necessary authorization and/or consents to consummate the transactions contemplated hereby; and

(c) Seller has not previously sold or transferred the Loan, the Loan Documents, the Lease, or the Lease Documents.

9. Buyer hereby represents and warrants to Seller that:

(a) Buyer is familiar with Borrower, Loan Guarantor, Lease Guarantor and all other matters regarding the Loan, the Loan Documents, the Lease, and the Lease Documents;

(b) Buyer is a sophisticated investor with knowledge and experience in financial and business matters sufficient to evaluate the merits and risks of the transaction contemplated by this Agreement and has conducted an independent investigation of the Borrower, the Loan Guarantor, and the Lease Guarantor with respect to the Loan and the Lease and has reviewed the Loan Documents and Lease Documents and is not relying on Seller (except as to the accuracy of Seller's express representations contained in Section 8 of this Agreement);

(c) Buyer has conducted its own review and analysis in making the decision to purchase the Loan and the Lease;

(d) Buyer has made such decision without any advice or encouragement from Seller;

ADVICE. BUYER IS PURCHASING THE LOAN AND THE LOAN DOCUMENTS AND THE LEASE AND THE LEASE DOCUMENTS IN "AS IS CONDITION, ON A WHERE IS BASIS, WITH ALL FAULTS."

(Buyer's Initials)

5. Buyer acknowledges and agrees that Seller remains the owner of the Loan, the Loan Documents, the Lease, and the Lease Documents until Buyer has satisfied all terms and conditions under this Agreement, including without limitation, the payment in full to Seller of the Purchase Price and the delivery of Buyer Deliverables on or prior to the Closing Date.

6. Buyer acknowledges that all risk of loss in connection with the Loan, the Loan Documents, the Lease, and the Lease Documents shall be borne by Buyer upon Closing including, without limitation, any casualty involving the Collateral, provided, that any casualty insurance proceeds paid to Seller on account of a loss which occurs after the Closing Date shall be assigned to Buyer and forwarded to Buyer immediately upon receipt thereof by Seller.

7. If Borrower or any Loan Guarantor or Lease Guarantor maintains deposit accounts with Seller, notwithstanding the inclusion of such accounts generally in any security agreement related to the Loan or the Lease, nothing in this Agreement shall be construed to include such accounts, nor any funds therein, as collateral for or part of the Loan or the Lease conveyed hereunder.

8. Seller hereby represents and warrants to Buyer that:

(a) Seller is currently the owner of the Loan, the Loan Documents, the Lease, and the Lease Documents;

(b) Seller has or has obtained all necessary authorization and/or consents to consummate the transactions contemplated hereby; and

(c) Seller has not previously sold or transferred the Loan, the Loan Documents, the Lease, or the Lease Documents.

9. Buyer hereby represents and warrants to Seller that:

(a) Buyer is familiar with Borrower, Loan Guarantor, Lease Guarantor and all other matters regarding the Loan, the Loan Documents, the Lease, and the Lease Documents;

(b) Buyer is a sophisticated investor with knowledge and experience in financial and business matters sufficient to evaluate the merits and risks of the transaction contemplated by this Agreement and has conducted an independent investigation of the Borrower, the Loan Guarantor, and the Lease Guarantor with respect to the Loan and the Lease and has reviewed the Loan Documents and Lease Documents and is not relying on Seller (except as to the accuracy of Seller's express representations contained in Section 8 of this Agreement);

(c) Buyer has conducted its own review and analysis in making the decision to purchase the Loan and the Lease;

(d) Buyer has made such decision without any advice or encouragement from Seller;

(e) Buyer is not relying on any representations, warranties or other statements made at any time by Seller or any of the Seller's present or former employees, agents or representatives ("**Representatives**") except for those representations and warranties expressly stated in this Agreement. Buyer is voluntarily undertaking its obligations under this Agreement with full awareness of the significance and risks; and

(f) When executed and delivered by Buyer, this Agreement shall constitute a legal, valid and binding agreement of Buyer, enforceable in accordance with its express terms. The person executing this Agreement on behalf of Buyer has full power and authority to bind Buyer to this Agreement.

(g) Buyer is in compliance with (A) the Office of Foreign Assets Control, Department of the Treasury ("**OFAC**") sanctions and regulations promulgated under the authority granted by the Trading with the Enemy Act ("**TWEA**"), 50 U.S.C. App. Section 1 et seq., and the International Emergency Economic Powers Act ("**IEEPA**"), 50 U.S.C. Section 1701 et seq., as the TWEA and the IEEPA may apply to Buyer's activities, and (B) the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the "**Patriot Act**") and all rules and regulations promulgated under the Patriot Act applicable to Buyer.

10. Seller's obligation hereunder shall be contingent upon (i) Buyer's timely delivery of the Purchase Price and Buyer Deliverables, (ii) the non-existence of any default under the Second Loan Modification Agreement as of the Closing Date, (iii) Buyer's representations and warranties set forth herein being true and correct as of the Closing Date, (iv) Seller's approval of the Buyer entity following Seller's OFAC and related searches.

11. Seller shall have no duty or obligation to notify the Borrower, Loan Guarantor, Lease Guarantor or any third party regarding the sale and transfer of the Loan and the Lease to Buyer or the assignment of the Loan Documents and the Lease Documents.

12. In the event that the Loan or the Lease is paid in full or in part prior to the Closing Date, Buyer and Seller hereby agree that all amounts paid to Seller shall be retained solely by Seller and Buyer irrevocably waives, releases and quitclaims to and in favor of Seller any and all right, title, claim, interest or estate in and to any such amounts.

13. This Agreement shall be governed by and construed under the laws of the State of Arizona. This Agreement may be executed in one or more counterparts, each and all of which shall constitute but one agreement. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

14. IN THE EVENT THIS TRANSACTION IS NOT CONSUMMATED BY REASON OF BUYER'S DEFAULT HEREUNDER OR ANY DEFAULT UNDER THE SECOND LOAN MODIFICATION AGREEMENT, THEN SELLER, IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO IT AT LAW OR IN EQUITY, MAY RETAIN ALL DEPOSITS PAID, INCLUDING WITHOUT LIMITATION THE FIRST DEPOSIT AND THE SECOND DEPOSIT, AND TERMINATE THIS AGREEMENT BY NOTIFYING BUYER THEREOF. BUYER ACKNOWLEDGES AND AGREES THAT NO TECHNICAL OR NON-MATERIAL DEFAULT BY SELLER UNDER THIS AGREEMENT SHALL IN ANY WAY AFFECT ANY RIGHTS OR REMEDIES OF SELLER AGAINST BUYER HEREUNDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 14, IF BUYER BRINGS AN ACTION AGAINST SELLER FOR AN ALLEGED BREACH OR DEFAULT BY SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT, AND, IN CONNECTION WITH THAT ACTION,

ENJOINS OR RESTRICTS SELLER'S ABILITY TO SELL OR TRANSFER THE LOAN, THE LOAN DOCUMENTS, THE LEASE, OR THE LEASE DOCUMENTS ("**BUYER'S ACTION**"), SELLER SHALL NOT BE RESTRICTED BY THE PROVISIONS OF THIS SECTION 14 FROM SEEKING EXPUNGEMENT OR RELIEF FROM THAT INJUNCTION OR THE RESTRAINT, AND RECOVERING DAMAGES, COSTS OR EXPENSES (INCLUDING ATTORNEYS' FEES) WHICH SELLER MAY SUFFER OR INCUR AS A RESULT OF BUYER'S ACTION. FURTHERMORE, IN NO EVENT SHALL THIS SECTION 14 HAVE ANY APPLICATION TO OR LIMIT SELLER'S RIGHTS AGAINST BUYER IN CONNECTION WITH ANY OF THE FOLLOWING: (I) ANY DUTY OR OBLIGATION OF BUYER TO INDEMNIFY SELLER AS PROVIDED IN THIS AGREEMENT, OR (II) ANY MISREPRESENTATIONS BY BUYER.

15. By its respective execution and delivery of this Agreement, each of Buyer and Seller respectively represent and warrant that the execution, delivery and performance of this Agreement has been duly authorized, as applicable, by all necessary corporate action.

16. Buyer shall not institute or prosecute (or, except to the extent required by law, in any way aid, assist, or cooperate with the institution or prosecution of) any action, suit, hearing or other proceeding of any kind, nature or character at law, admiralty or in equity against Seller in order to collect, enforce, declare, assert, establish or otherwise raise any defense, claim, cause of action, contract, liability, indebtedness or obligation related to the Loan, the Loan Documents, the Lease, or the Lease Documents or which arises out of any fact, contract, condition, claim, cause of action, indebtedness, liability, obligation, event, action, omission, circumstance, or other matter or reason of any kind which is the basis for any such defense, claim, cause of action, liability, indebtedness or obligation under Loan, the Loan Documents, the Lease, or he Lease Documents.

17. If either party hereto shall commence any action or file any proceeding in connection with the enforcement of its respective rights under this Agreement or in connection with any breach or purported breach of the other party's obligations hereunder, the prevailing party in such action or proceeding shall be entitled to have all of its attorneys' fees and out-of-pocket expenditures reimbursed by the losing party in such action or proceeding.

18. As used herein the term "**Materials**" means this Agreement and any information received by Buyer from Seller regarding the Loan, the Lease, Borrower, Loan Guarantor, or Lease Guarantor, together with all derivatives thereof (reports, memos, analyses or verbal comments based upon or including such information). Buyer agrees, on behalf of itself and its Representatives, to maintain the confidentiality of Materials, except for:

(a) disclosure to Buyer's counselor acting on its behalf in connection with the negotiation and documentation of this Agreement;

(b) disclosures as may be required by applicable law or pursuant to court process; and

(c) any other disclosures with the prior written consent of the Borrower, Loan, Guarantor, Lease Guarantor and Seller.

Nothing herein shall restrict the disclosure of Materials that are already in the public record, including security instruments filed with governmental recording officers, disclosure of Materials that were in the possession of Buyer prior to being furnished to Buyer by or on behalf of Seller or disclosure of Materials that became available to Buyer from a source other than Seller.

In addition to Buyer's confidential treatment of the Materials, Buyer and its Representatives shall not use the Materials for any purpose besides the evaluation of the purchase of the Loan and the Lease and subsequent ownership of the Loan and the Lease. Buyer and its Representatives shall comply with all applicable laws with respect to its handling and use of the Materials.

19. Except for the breach of any agreements of Seller hereunder, Buyer does hereby fully, forever and irrevocably release, discharge and acquit Seller and its respective past and present parent, subsidiary, and affiliate corporations, and the respective past and present officers, directors, shareholders, agents, attorneys and employees of each and all of the foregoing entities, and its and their respective successors, heirs, assigns and any other person or entity now, previously, or hereafter affiliated with the same (Seller, together with each and all said parent, subsidiary and affiliated corporations, officers, directors, shareholders, agents, attorneys and employees, shall be collectively referred to hereinbelow as the "**Released Parties**" and each such reference shall refer jointly and severally to each and all of Seller and such other persons and entities), of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty of any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length ("**Released Claims**"), including, but not limited to those that in any way arise from or out of, are connected with, or relate to the Loan or the Lease. In consideration of Seller entering into this Agreement, this general release shall be effective as of the date of this Agreement. In addition, it is Buyer's intentions that upon the occurrence of the Closing, this general release shall include all Released Claims up to the date of the Closing. In the event the Closing does not occur, for any reason, Buyer understands and agrees that Buyer's general release of the Released Parties, as of the date of this Agreement, shall remain in full force and effect.

20. Buyer hereby agrees to and hereby does indemnify, defend and hold harmless Seller and its directors, officers, agents, attorneys and employees (collectively, "**the Seller**") of, for, from and against (a) any and all claims, demands, actions and causes of action that are asserted against Seller by any person or entity (other than the Seller) if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause of action that such person or entity has or asserts against Buyer or any officer, director or shareholder of Buyer; (b) any and all claims, demands, actions and causes of action that are asserted against Seller if the claim, demand, action or cause of action directly or indirectly relates to the relationship between Buyer and the Seller under this Agreement, the Loan Documents, the Lease Documents, or to the transactions contemplated hereby or thereby; (c) any administrative or investigative proceeding by any governmental authority directly or indirectly related to a claim, demand, action or cause of action described in clauses (a) or (b) above; (d) any and all claims, demands, actions and causes of action that are asserted against Seller by Borrower, Loan Guarantor or Lease Guarantor; and (e) any and all liabilities, losses, costs and expenses (including attorneys' fees, any disbursements and other professional services) that the Seller suffers or incurs as a result of the assertion of any of the foregoing. The Seller is authorized to employ counsel of its own choosing in enforcing its rights hereunder and in defending against any claim, demand, action, cause of action or administrative or investigative proceeding covered by this section. Any obligation or liability of Buyer to the Seller under this section shall survive the expiration or termination of this Agreement and the repayment of the Loan and the Lease. All amounts covered under this indemnity shall be due and payable to the Seller from Buyer immediately upon demand by the Seller.

21. Anything herein to the contrary notwithstanding, at the option of Seller, the closing of this transaction will take place in an escrow at the escrow company of Seller's choice (herein "**Escrow**" or "**Escrow Holder**"). Buyer shall bear the cost and expense of the Escrow. The parties agree to execute such instructions as shall be required by Escrow provided said instructions shall not amend, modify or supersede the provisions of the Agreement.

[SIGNATURES ON FOLLOWING PAGE]

Signature Page to Note Purchase and Sale Agreement

The parties have executed this Note Purchase and Sale Agreement as of the date first set forth above.

"BUYER"

AMMO, INC., a Delaware corporation

By: ________________
Name: FRED WAGENHALS
Its: C.E.O.

"SELLER"

WESTERN ALLIANCE BANK, an Arizona corporation

By: ________________
Name: ROBERT SIMPSON
Its: V.P.

SCHEDULE 1

List of Loan Documents and Lease Documents

1. Business Loan Agreement dated October 10, 2014 between Seller and Borrower
2. Promissory Note dated May 9, 2014 in the original maximum principal amount of $1,750,000, which was subsequently increased to $1,910,993.40, executed by Borrower
3. Change in Terms Agreements dated October 10, 2014, October 7, 2015, and October 30, 2015 executed by Borrower and Seller
4. Loan Modification and Forbearance Agreement dated May 13, 2016
5. Commercial Security Agreement dated May 9, 2014, executed by Borrower in favor of Seller
6. Commercial Security Agreement dated October 10, 2014, executed by Borrower in favor of Seller
7. UCC Financing Statement naming Borrower as debtor and Seller as secured party, filed May 15, 2014, in File No. 2014012179-2 in the Nevada Secretary of State's Office
8. Commercial Guaranty dated May 9, 2014 executed by Jeffrey J. Antich
9. Commercial Guaranty dated October 10, 2014 executed by Jeffrey J. Antich
10. Commercial Guaranty dated March 4, 2013 executed by Jeffrey J. Antich
11. Commercial Guaranty dated March 4, 2013 executed by Rymo Investment Holdings, L.L.C.
12. Master Lease Agreement dated September 29, 2014, along with all schedules and attachments thereto
13. UCC Financing Statement naming Borrower as debtor and Seller as secured party, filed October 10, 2014, in File No. 2014026245-9 in the Nevada Secretary of State's Office
14. Personal Guaranty dated September 29, 2014 executed by Jeffrey J. Antich

EXHIBIT A

ALLONGE

Pay to the order of AMMO, INC., a Delaware corporation, **WITHOUT RECOURSE TO THE UNDERSIGNED AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, BY THE UNDERSIGNED.**

DATED: ___________, 2016.

WESTERN ALLIANCE BANK, an Arizona corporation

By: ______________________________

Name: ____________________________

Its: _______________________________

This Allonge is to be attached to and form a part of that certain Promissory Note dated as of May 9, 2014 in the original maximum principal amount of $1,750,000, which was subsequently increased to the maximum principal amount of $1,910,993.40, executed by Advanced Tactical Armament Concepts, L.L.C., a Nevada limited liability company.

ALLONGE

Pay to the order of AMMO, INC., a Delaware corporation, **WITHOUT RECOURSE TO THE UNDERSIGNED AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, BY THE UNDERSIGNED.**

DATED: December 29, 2016.

WESTERN ALLIANCE BANK, an Arizona corporation

By: [signature]
Name: MIRIAN SANTA CRUZ
Its: SR VICE PRESIDENT

This Allonge is to be attached to and form a part of that certain Promissory Note dated as of May 9, 2014 in the original maximum principal amount of $1,750,000, which was subsequently increased to the maximum principal amount of $1,910,993.40, executed by Advanced Tactical Armament Concepts, L.L.C., a Nevada limited liability company.

QB\42116877.1

EXHIBIT B

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of the __ day of _________, 2016, is executed by and between WESTERN ALLIANCE BANK, an Arizona corporation ("Assignor"), and AMMO INC., a Delaware corporation ("Assignee").

Section 1. Assignment. Assignor hereby grants, sells, assigns and transfers **WITHOUT RECOURSE AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED** all of Assignor's right, title and interest in, to and arising under that certain Promissory Note dated as of May 9, 2014 in the original maximum principal amount of $1,750,000.00, and subsequently increased to the maximum principal amount of $1,910,993.40, executed by Advanced Tactical Armament Concepts, L.L.C., a Nevada limited liability company (the "Borrower") in favor of Assignor, and as thereafter amended (the "Note"), and all other Loan Documents and Lease Documents (as defined in that certain Note Purchase and Sale Agreement dated on or about the date hereof between Assignor and Assignee).

Section 2. Assumption. Assignee hereby assumes and promises to perform in accordance with the terms thereof each and all of the duties and obligations of the Assignor arising from, in connection with, in respect of or under the Loan Documents and the Lease Documents. Assignee agrees to indemnify, defend and hold Assignor harmless from and against any and all liability for performance or nonperformance of such duties and obligations and any and all claims, actions, suits, costs, demands and causes of action which may be asserted against Assignor in respect of, in connection with or otherwise relating to or arising under the Loan Documents or the Lease Documents.

Section 3. Further Assurances. Each party agrees that from time to time it will execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may request, in order to perfect and confirm the Assignment effected by this Assignment and Assumption Agreement.

Section 4. Governing Law. This Assignment and Assumption Agreement shall be governed by and interpreted in accordance with the laws of the State of Arizona and shall be binding upon and shall inure to the benefit of the parties and their successors and assigns.

IN WITNESS WHEREOF, the parties have executed and delivered this Assignment and Assumption Agreement as of the date first set forth above.

[SIGNATURES ON FOLLOWING PAGE]

Signature Page to Assignment and Assumption Agreement

The parties have executed this Assignment and Assumption Agreement as of the date first set forth above.

ASSIGNOR:

WESTERN ALLIANCE BANK, an Arizona corporation

By: ________________________________
Name: ______________________________
Its: ________________________________

ASSIGNEE:

AMMO, INC., a Delaware corporation

By: ________________________________
Name: ______________________________
Its: ________________________________

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of October 24, 2016, is executed by and between WESTERN ALLIANCE BANK, an Arizona corporation ("Assignor"), and AMMO INC., a Delaware corporation ("Assignee").

Section 1. Assignment. Assignor hereby grants, sells, assigns and transfers **WITHOUT RECOURSE AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED** all of Assignor's right, title and interest in, to and arising under that certain Promissory Note dated as of May 9, 2014 in the original maximum principal amount of $1,750,000.00, and subsequently increased to the maximum principal amount of $1,910,993.40, executed by Advanced Tactical Armament Concepts, L.L.C., a Nevada limited liability company (the "Borrower") in favor of Assignor, and as thereafter amended (the "Note"), and all other Loan Documents and Lease Documents (as defined in that certain Note Purchase and Sale Agreement dated on or about the date hereof between Assignor and Assignee).

Section 2. Assumption. Assignee hereby assumes and promises to perform in accordance with the terms thereof each and all of the duties and obligations of the Assignor arising from, in connection with, in respect of or under the Loan Documents and the Lease Documents. Assignee agrees to indemnify, defend and hold Assignor harmless from and against any and all liability for performance or nonperformance of such duties and obligations and any and all claims, actions, suits, costs, demands and causes of action which may be asserted against Assignor in respect of, in connection with or otherwise relating to or arising under the Loan Documents or the Lease Documents.

Section 3. Further Assurances. Each party agrees that from time to time it will execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may request, in order to perfect and confirm the Assignment effected by this Assignment and Assumption Agreement.

Section 4. Governing Law. This Assignment and Assumption Agreement shall be governed by and interpreted in accordance with the laws of the State of Arizona and shall be binding upon and shall inure to the benefit of the parties and their successors and assigns.

IN WITNESS WHEREOF, the parties have executed and delivered this Assignment and Assumption Agreement as of the date first set forth above.

[SIGNATURES ON FOLLOWING PAGE]

Signature Page to Assignment and Assumption Agreement

The parties have executed this Assignment and Assumption Agreement as of the date first set forth above.

ASSIGNOR:

WESTERN ALLIANCE BANK, an Arizona corporation

By: ____________________
Name: MIRIAN SANTA CRUZ
Its: SR VICE PRESIDENT

ASSIGNEE:

AMMO, INC., a Delaware corporation

By: ____________________
Name: FRED WAGENHALS
Its: C.E.O

EXHIBIT C

BORROWER AND GUARANTOR RELEASE

This Borrower and Guarantor Release (this "**Release**") is executed in connection with that certain Note Purchase and Sale Agreement of even date herewith (the "**Agreement**") by and between WESTERN ALLIANCE BANK, an Arizona corporation ("**Seller**") and AMMO, INC., a Delaware corporation ("**Buyer**"). In connection with the sale of the Loan and the Lease pursuant to the Agreement, each of Advanced Tactical Armament Concepts, L.L.C., a Nevada limited liability company, Jeffrey J. Antich, a married man, and Rymo Investment Holdings, L.L.C. a Nevada limited liability company (each, an "**Obligor**"), does hereby fully, forever and irrevocably release, discharge and acquit Seller and its respective past and present parent, subsidiary, and affiliate corporations, and the respective past and present officers, directors, shareholders, agents, attorneys and employees of each and all of the foregoing entities, and its and their respective successors, heirs, assigns and any other person or entity now, previously, or hereafter affiliated with the same, (Seller, together with each and all said parent, subsidiary and affiliated corporations, officers, directors, shareholders, agents, attorneys and employees, shall be collectively referred to hereinbelow as the "**Released Parties**" and each such reference shall refer jointly and severally to each and all of Seller and such other persons and entities), of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty of any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length ("**Released Claims**"), including, but not limited to those that in any way arise from or out of, are connected with, or relate to the Loan, the Lease or any of the Loan Documents or Lease Documents.

On behalf of itself and its successors, assigns, and other legal representatives, each Obligor hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of Seller that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) Seller on the basis of any claim released, remised and discharged by it pursuant to this Release. If any Obligor or any its successors, assigns or other legal representatives violates the foregoing covenant, such Obligor for itself and its successors, assigns, and legal representatives, agrees to pay, in addition to such other damages as Seller may sustain as a result of such violation, all attorneys' fees and costs incurred by Seller as a result of such violation.

Obligors acknowledge and agree that Seller is entering into the Agreement at Obligors' request, and that Obligors will receive a substantial benefit from the consummation of the transaction contemplated therein, and that such benefit is sufficient consideration for the foregoing general release. All capitalized terms used herein shall have the meanings given to them in the Agreement.

[SIGNATURES ON FOLLOWING PAGE]

Signature Page to Borrower and Guarantor Release

The parties have executed this Borrower and Guarantor Release as of the date first set forth above.

Advanced Tactical Armament Concepts, L.L.C., a Nevada limited liability company

By:________________________________
Jeffrey J. Antich, Member

By:________________________________
James Antich, Member

By: Mansfield, LLC, a Delaware limited liability company, Managing Member

By:____________________________
Fred Wagenhals, Sole Member and Sole Manager of Mansfield, LLC

____
Jeffrey J. Antich, Individually

Rymo Investment Holdings, L.L.C., a Nevada limited liability company

By:________________________________
Jeffrey J. Antich, Managing Member

BORROWER AND GUARANTOR RELEASE

This Borrower and Guarantor Release (this "**Release**") is executed in connection with that certain Note Purchase and Sale Agreement of even date herewith (the "**Agreement**") by and between WESTERN ALLIANCE BANK, an Arizona corporation ("**Seller**") and AMMO, INC., a Delaware corporation ("**Buyer**"). In connection with the sale of the Loan and the Lease pursuant to the Agreement, each of Advanced Tactical Armament Concepts, L.L.C., a Nevada limited liability company, Jeffrey J. Antich, a married man, and Rymo Investment Holdings, L.L.C. a Nevada limited liability company (each, an "**Obligor**"), does hereby fully, forever and irrevocably release, discharge and acquit Seller and its respective past and present parent, subsidiary, and affiliate corporations, and the respective past and present officers, directors, shareholders, agents, attorneys and employees of each and all of the foregoing entities, and its and their respective successors, heirs, assigns and any other person or entity now, previously, or hereafter affiliated with the same, (Seller, together with each and all said parent, subsidiary and affiliated corporations, officers, directors, shareholders, agents, attorneys and employees, shall be collectively referred to hereinbelow as the "**Released Parties**" and each such reference shall refer jointly and severally to each and all of Seller and such other persons and entities), of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty of any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length ("**Released Claims**"), including, but not limited to those that in any way arise from or out of, are connected with, or relate to the Loan, the Lease or any of the Loan Documents or Lease Documents.

On behalf of itself and its successors, assigns, and other legal representatives, each Obligor hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of Seller that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) Seller on the basis of any claim released, remised and discharged by it pursuant to this Release. If any Obligor or any its successors, assigns or other legal representatives violates the foregoing covenant, such Obligor for itself and its successors, assigns, and legal representatives, agrees to pay, in addition to such other damages as Seller may sustain as a result of such violation, all attorneys' fees and costs incurred by Seller as a result of such violation.

Obligors acknowledge and agree that Seller is entering into the Agreement at Obligors' request, and that Obligors will receive a substantial benefit from the consummation of the transaction contemplated therein, and that such benefit is sufficient consideration for the foregoing general release. All capitalized terms used herein shall have the meanings given to them in the Agreement.

[SIGNATURES ON FOLLOWING PAGE]

Signature Page to Borrower and Guarantor Release

The parties have executed this Borrower and Guarantor Release as of the date first set forth above.

Advanced Tactical Armament Concepts, L.L.C., a Nevada limited liability company

By:____________________________
Jeffrey J. Antich, Member

By:____________________________
James Antich, Member

By: Mansfield, LLC, a Delaware limited liability company, Managing Member

By:__________________________
Fred Wagenhals, Sole Member and Sole Manager of Mansfield, LLC

____
Jeffrey J. Antich, Individually

Rymo Investment Holdings, L.L.C., a Nevada limited liability company

By:____________________________
Jeffrey J. Antich, Managing Member